© Fifth Third Bank | All Rights Reserved 3Q08 Trends October 21, 2008 Exhibit 99.3

2 © Fifth Third Bank | All Rights Reserved Agenda Overview 3Q08 results Operating trends Credit trends Capital position Liquidity trends Debt ratings Summary and priorities

© Fifth Third Bank | All Rights Reserved
Fifth Third overview
^ As of 9/30/2008
* As of 10/14/2008
** Nilson, March 2008
$116 billion assets
^
$8 billion market cap #12
*
1,298 banking centers
Over 2,300 ATMs
18 affiliates in 12 states
World’s 5
th
largest merchant
acquirer
**
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
St. Louis

© Fifth Third Bank | All Rights Reserved
3Q08 in review
Difficult quarter due to economic environment
— Significant increase in net charge-offs and provision expense
–
Net charge-offs of $463 million, provision expense of $941 million
— Minimal risk exposure to “headline issues”: subprime lending, credit default swaps, investments in failed counterparties
Core business momentum remains strong – core pre-tax pre-provision income up 12% from
3Q07*
— Net interest income growth of 41% driven by loan discount accretion related to the second quarter First Charter acquisition. Excluding loan discount accretion, net interest income increased 12%
— Fee income growth of 5%, up 14% on a core basis, on double digit growth in payments processing revenue, deposit service revenue, corporate banking revenue, and mortgage banking revenue
— Average loan growth of 11% and transaction deposit growth of 3%
^
Strong capital position, well within ranges disclosed in June
— Tier 1 capital ratio of 8.53%
— Tangible equity ratio of 6.19%
* 3Q08 reported results of 40% year-over-year growth in pre-tax, pre-provision earnings. Excludes $27 million BOLI charge, $215 million in loan discount accretion from the acquisition of First Charter, $76 million in revenue and $36 million in expense from a litigation settlement stemming from a prior acquisition, and $45 million in Visa litigation expense in 3Q08. Excludes $78 million in Visa litigation expense, $2 million BOLI charge, and $31 million in gains from asset sales; all quarters exclude securities gains/losses.
^ Loans include held for investment; transaction deposits represent core deposits excluding CDs

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3.20%
3.25%
3.30%
3.35%
3.40%
3.45%
3.50%
3Q07 4Q07 1Q08 2Q08* 3Q08*
$500
$550
$600
$650
$700
$750
$800
$850
$900
Net interest income NIM
Increasing net interest income
* 3Q08 reported results: 41% year-over-year growth and 4.24% NIM. Results above exclude $130 million charge related to leveraged lease litigation in 2Q08 and exclude $31 million and $215 million in loan discount accretion from the First Charter acquisition in 2Q08 and 3Q08, respectively.

© Fifth Third Bank | All Rights Reserved
Fee income growth and diversification
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
3Q07 4Q07 1Q08 2Q08 3Q08
Payment
processing
Deposit
service
charges
Investment
advisory
Corporate
banking
Mortgage
Secs/other
Reported year-over-year fee income growth of 5%. Results above exclude $76 million in litigation revenue from a prior acquisition and $27 million BOLI charge in 3Q08.
Excludes $152 million BOLI charge and $273 million Visa IPO gain in 1Q08; excludes $177 million BOLI charge in 4Q07; excludes $31 million of gains from asset sales and $2 million in BOLI charge in 3Q07; excludes securities gains/losses in all quarters.
YOY
growth
+11%
+13%
-5%
+15%
+74%
NM
Continued strong growth in processing, deposit fees and corporate banking fees

© Fifth Third Bank | All Rights Reserved
FTPS: key growth engine
3Q08 revenue
38%
35%
27%
Merchant
Services
Financial
Institutions
Bankcard
$0
$50
$100
$150
$200
$250
3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
FI/EFT Bankcard Merchant
+19%
2-Yr
CAGR
Merchant
• 4   Largest U.S. Acquirer
• Over 37,500 merchants
• $26.7B in credit/debit processing volume
• Over 5.6B acquired transactions
• e.g. Nordstrom, Saks, Walgreen's,
Office Max, Barnes and Noble, U.S.
Treasury
Financial Institutions
• 2,700 FI relationships
• 877mm POS/ATM transactions
Bankcard
• $1.7B in outstanding balances
• 1.6mm cardholders
• Top three Debit MasterCard Issuer
• 23    largest U.S. bankcard issuer
YOY
growth
+17%
+7%
+9%
+19%
+6%
th
rd

© Fifth Third Bank | All Rights Reserved
Corporate banking
$0
$30
$60
$90
$120
3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
International Business lending
Derivatives Capital markets lending fees
2-Yr
CAGR
YOY
growth
+10%
-10%
+8%
+33%
+14%
-29%
+11%
+36%
International
• Letters of credit
• Foreign exchange
Capital markets lending fees
• Institutional Sales
• Asset securitization/conduit fees
• Loan/lease syndication fees
Derivatives
• Customer interest rate derivatives
Business lending fees
• Commitment and other loan fees

FIFTH THIRD BANK

Pre-tax pre-provision earnings growth rate: 12%

© Fifth Third Bank | All Rights Reserved
$300
$400
$500
$600
$700
$800
3Q07 4Q07 1Q08 2Q08 3Q08
Strong operating performance…
3Q08 reported results of 40% growth in pre-tax, pre-provision earnings. 3Q08 results above exclude $27 million BOLI charge, $215 million in loan discount accretion from the acquisition of First Charter, $76 million in revenue and $36 million in expense from a litigation settlement stemming from a prior acquisition, and $45 million in
Visa litigation expense. 2Q08 results above exclude $31 million loan discount accretion and $130 million leveraged lease charge.  1Q08 results above exclude $152
BOLI charge, $273 Visa IPO gain and $152 million reversal of Visa litigation expenses. 4Q07 results above exclude $177 million BOLI charge and $94 million in Visa litigation expense; 3Q07 results exclude $78 million in Visa litigation expense, $2 million BOLI charge, and $31 million in gains from asset sales; all quarters exclude securities gains/losses.

© Fifth Third Bank | All Rights Reserved
-$1,000
-$800
-$600
-$400
-$200
$0
$200
$400
$600
$800
3Q07 4Q07 1Q08 2Q08 3Q08
…offset by credit costs
See note on p. 9  for adjustments.
Net
charge-
offs
Additional
provision

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($ in millions)
C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card
Other
consumer
Total
consumer
Total loans &
leases
Loan balances $29,424 $13,355 $6,002 $3,642 $52,423 $9,351 $12,599 $8,306 $1,688 $1,130 $33,075 $85,498
% of total 34% 16% 7% 4% 61% 11% 15% 10% 2% 1% 39%
Non-performing assets $557 $749 $659 $22 $1,988 $593 $194 $33 $20 $1 $841 $2,828
NPA ratio 1.89% 5.61% 10.98% 0.62% 3.79% 6.34% 1.54% 0.39% 1.20% 0.10% 2.53% 3.30%
Net charge-offs $85 $94 $88 $0 $266 $77 $56 $31 $24 $8 $196 $462
Net charge-off ratio 1.19% 2.82% 5.71% -0.03% 2.07% 3.16% 1.77% 1.51% 5.45% 2.84% 2.33% 2.17%
Credit by portfolio
C&I
18%
Home equity
12%
Other
consumer
2%
Auto
7%
Residential
mortgage
17%
Commercial
mortgage
20%
Commercial
construction
19%
Card
5%
MI
27%
FL
38%
Other /
National
5%
KY
2%
TN
1%
IL
7%
OH
16%
IN
3%
NC/GA
1%
Net charge-offs by loan type Net charge-offs by geography

FIFTH THIRD BANK

51% growth
50% growth
38% growth
28% growth

52% growth
58% growth
25% growth
34% growth

© Fifth Third Bank | All Rights Reserved
Real estate driving credit deterioration
0
100,000
200,000
300,000
400,000
500,000
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
C&I/Lease Auto Credit Card
Other CRE Res RE
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
C&I/Lease Auto/Other CRE Res RE
Res
RE
CRE
NPA, charge-off growth driven by residential, commercial real estate
Res
RE
CRE
Total NPAs Total NCOs

FIFTH THIRD BANK

51% growth
50% growth
38% growth
28% growth

52% growth
58% growth
25% growth
34% growth

© Fifth Third Bank | All Rights Reserved
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
Q3 2007 Q4 2007 Q1 2008 Q2 2008 3Q 2008
Other SE National Other MW
Michigan Florida
-
100,000
200,000
300,000
400,000
500,000
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
Other SE National Other MW
Michigan Florida
Highest
stress
markets
Highest
stress
markets
NPA, charge-off growth driven by Florida and Michigan
Michigan and Florida: most stressed markets
Total NPAs Total NCOs

© Fifth Third Bank | All Rights Reserved
Credit containment
Eliminated all brokered home equity production
Suspended all new developer lending
Significantly tightened underwriting limits and exception authorities
Major expansion of commercial and consumer workout teams
Aggressive write downs in stressed geographies
Significant addition to reserve levels
Direct executive management oversight of every major credit decision
Continue to move aggressively to stay ahead of emerging credit issues

© Fifth Third Bank | All Rights Reserved
•
Capital plan and targets designed to help ensure strong capital levels, positioning Fifth Third to absorb significant potential losses and provisions in a potentially more difficult environment through 2009
•
Revised capital targets in June 2008 to provide greater cushion
•
Strengthened Fifth Third’s capital position through several capital actions announced in June
2008:
— Capital actions intended to maintain a Tier 1 ratio within target range if credit cycle significantly deteriorates without further capital issuance
–
Capital issuance – Issued $1.1 billion of Tier 1 capital in the form of convertible preferred securities - achieved new Tier 1 target immediately
–
Dividend reduction – Reducing quarterly common dividend to $0.15 per share, conserves $1.2 billion in common equity through the end of 2009 relative to previous $0.44 level per share
–
Asset sales/dispositions – Anticipated sale of non-core businesses expected to generate $1 billion or more after-tax in additional common equity capital
Currently evaluating Treasury capital plan; in conjunction, re-evaluating inclusion of non-core businesses in capital plans
Capital position
6-7%
11.5-12.5%
8-9%
Target
N/A
10%
6%
Regulatory
“well- capitalized”
minimum
6.19% TE / TA
12.25% Total Capital
8.53%
3Q08
Tier 1 Capital
Ratio

© Fifth Third Bank | All Rights Reserved
Active management of liquidity profile
Fifth Third remains heavily core funded
Flexibility and liquidity further enhanced by
— Dividend reduction
— Large capital raise further bolstered
Holding Company cash and capital
levels
— Significant committed lines available
to access secured borrowings against
assets
Strong debt ratings
Stable Funding Highlights
Long Term
Debt
11%
Demand
12%
Consumer
Time
10%
Non-core
Deposits
13%
Foreign Office
2%
Interest
Checking
11%
Savings /
MMDA
19%
ST
Borrowings
10%
Other
liabilities
3%
Equity
9%

© Fifth Third Bank | All Rights Reserved
Strong holding company liquidity profile
0
1000
2000
3000
4000
5000
6000
2008 2009 2010 2011 2012 2013 on
Current holding company cash position
through 1Q10
Sufficient to:
— Satisfy all fixed obligations over the
next twelve months (debt maturities,
common and preferred dividends,
interest and other expenses)
Without:
— Accessing capital markets
— Relying on dividends from
subsidiaries
— Proceeds from asset sales
$75 million in debt maturities in 2008; total of
$106 million in next four and a half years
Holding Company Unsecured Debt Maturities Highlights
$mm
Holding Company Liquidity Position
Cash at 9/30/08: $1.1 billion
Expected cash obligations over the next 12 months
— $106 million in debt maturities
— $346 million common dividends
*
— $94.9 million preferred dividends
*
— $301 million interest and other expenses
*
75 31 0 0 0
5,766
Fifth Third
Bancorp
Fifth Third
Capital Trust
* Approximate

© Fifth Third Bank | All Rights Reserved
Strong bank liquidity profile
0
500
1000
1500
2008 2009 2010 2011 2012 2013 on
Current unused borrowing capacity under
secured facilities sufficient to fund all
unsecured maturities for five years
— Assumes no access to capital markets
Active management to increase available
lines associated with pledgeable assets to
ensure contingency funding
Prudent extension of term CD funding during
capital markets disruptions and volatile short
term market conditions
Reduction of overnight borrowings through
use of more dependable, less expensive
secured facilities
Significant available borrowing capacity at
each of subsidiary banks
Bank Unsecured Debt Maturities Highlights
$mm
Bank Liquidity Position
Current unused available borrowing capacity $17
billion
FHLB borrowings $7.4 billion
Core deposits of $63 billion
Equity of $10.7 billion
All market borrowings by Fifth Third Bank (OH)
1,279
825

14
1,233
14
Fifth Third Bank
(Ohio)
Fifth Third Bank
(NA)

Fifth Third Bank | All Rights Reserved
Fifth Third debt ratings
# Date of most recent change in rating or outlook
AA
AA-
AA-
Aa3
LT Deposit
Stable 6/18/08 F-1+ A+ F1 A+ Fitch
AA
AA-
Aa3
Senior
Fifth Third Bank (OH, MI)
R-1H
A-1+
P-1
Short-term
3/18/08
9/3/08
9/18/08
Rating
Date
#
Current
Outlook
Fifth Third Bancorp
Negative
CreditWatch
negative
Negative
R-1M
A-1
P-1
Short-
term
AA (low) DBRS
A+ S&P
A1 Moody’s
Senior

© Fifth Third Bank | All Rights Reserved
Fifth Third debt ratings
Source: Bloomberg LLP as of 10/11/2008
The ratings listed in this document are generated from information provided to Fifth Third through Bloomberg LP. These ratings are subject to change based upon criteria developed by the applicable rating agency; Fifth Third does not necessarily agree with any of these ratings and has not independently verified or reviewed any of these companies to determine whether they would meet any ratings, underwriting or other credit criteria developed independently by Fifth Third. Neither you nor any customer should use these ratings as determinative in purchasing credit or other services from Fifth Third. Fifth Third does not provide legal, accounting, financial, tax or other expert advice. Consult your own legal, accounting, financial and tax advisors before making any decision to invest with or request credit from Fifth Third.
Lead Bank
Moody's S&P Fitch DBRS
Wells Fargo (Wells Fargo Bank NA) Aaa AAA AA AAH
Bank of America (Bank America America NA) Aaa AA AA- AA
JPMorgan Chase (JPMorgan Chase Bank NA) Aaa AA AA- AAL
US Bank (US Bank NA North Dakota) Aa1 AA+ AA- NR
BB&T (BB&T Co/WI) Aa2 AA- AA- AA
Fifth Third Bancorp (Fifth Third Bank) Aa3 AA- A+ AA
SunTrust (SunTrust Bank) Aa3 AA- A+ AAL
PNC (PNC Bank NA) Aa3 AA- A+ AAL
M&I (M&I Bank) Aa3 A A+ AH
Comerica (Comerica Bank) A1 A+ A+ AH
Regions (Regions Bank) A1 A+ A+ AAL
Key (Key Bank NA) A1 A A NR
M&T (Manufacturers & Traders Trust Co.) A1 A A- A
National City (National City Bank) A2 A A- AAL
Huntington (Huntington National Bank) A2 A- A- A
Zions (Zions First National Bank, Utah) A2 A- A- A
NR: not rated
Long-Term Issuer Rating

© Fifth Third Bank | All Rights Reserved
Fifth Third differentiators
Integrated affiliate delivery model
Strong sales culture
Operational efficiency
Streamlined decision making
Integrated payments platform (FTPS)
Acquisition integration
Customer satisfaction

© Fifth Third Bank | All Rights Reserved
Summary and priorities
Fifth Third has taken steps to ensure it is well-positioned to weather potential further deterioration in the credit environment
Delivery of strong operating results remains a hallmark of Fifth Third despite sluggish economy
Capital plan designed to maintain Tier 1 capital in excess of 8% under significant additional stress in credit trends

FIFTH THIRD BANK

Customer
Experience
Growth
Company
Performance
Banking
FIFTH THIRD BANK
Employee
Engagement
Operational
Excellence
Processing
Investments

© Fifth Third Bank | All Rights Reserved
Fifth Third: building a better tomorrow
Consistently outperform the U.S. banking industry
Deliver growth in excess of industry
Enhance the customer experience
Increase employee engagement
Institutionalize enterprise operational excellence

24 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Nonperforming assets
• Total NPAs of $2.8B, or 330 bps
• Homebuilder/developer NPAs of $702 M;
represent 25% of total NPAs
• Commercial NPAs of $2.0B; recent growth
driven by commercial construction and real
estate, particularly in Michigan and Florida
• Consumer NPAs of $841M; recent growth
driven by residential real estate, particularly
in Michigan and Florida
1%
14%
20%
6%
9%
8%
21%
21%
3%
7%
42%
16%
6%
1%
1% 5%
19%
8%
4%
10%
15%
2%
28%
3%
20%
10%
7%
34% 34%
1%
4%
1%
3%
3%
15%
C&I* (20%) CRE (50%) Residential (28%) Other Consumer (2%)
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN
Residential
$786M
28%
C&I*
$580M
20%
Other
$54M
2%
CRE
$1.4B
50%
*C&I includes commercial lease
NORTH
CAROLINA /
GEORGIA
OTHER /
NATIONAL

© Fifth Third Bank | All Rights Reserved
Commercial construction
Accomodation
1%
Auto Retailers
1%
Finance &
insurance
1%
Construction
42%
Manufacturing
1%
Real estate
46%
Retail Trade
1%
Other
7%
Loans by geography Credit trends
Loans by industry Comments
• Declining valuations in residential and land developments
• Higher concentrations in now stressed markets (Florida
and Michigan)
• Continued stress expected through 2008
OH
26%
IN
8%
KY
4%
NC/GA
7%
Other
2%
FL
20%
TN
6%
MI
19%
IL
8%
($ in millions)
3Q07 4Q07 1Q08 2Q08 3Q08
Balance
$5,463 $5,561 $5,592 $6,007 $6,002
90+ days delinquent
$54 $67 $49 $53 $84
90+ days ratio
0.99% 1.21% 0.87% 0.88% 1.40%
NPAs
$106 $257 $418 $552 $659
as % of loans
1.94% 4.61% 7.48% 9.19% 10.98%
Net charge-offs $5 $12 $72 $49 $88
as % of loans
0.35% 0.83% 5.20% 3.46% 5.71%
Commercial construction

© Fifth Third Bank | All Rights Reserved
Homebuilder/developer
Loans by geography Credit trends
Loans by industry Comments
• Making no new loans to builder/developer sector
• Residential & land valuations under continued stress
• 6% of commercial loans; < 4% of total gross loans
• Balance by product approximately 53% Construction,
41% Mortgage, 6% C&I
OH
16%
IN
4%
KY
3%
NC/GA
19%
FL
29%
TN
4%
MI
21%
IL
4%
C&I
6%
Commercial
construction
53%
Commercial
mortgage
41%
**Increase in 2Q08 balance due to the First Charter acquisition
($ in millions) 3Q07 4Q07* 1Q08 2Q08** 3Q08
Balance $2,594 $2,868 $2,705 $3,295 $3,065
90+ days delinquent $50 $57 $60 $123 $105
90+ days ratio 1.94% 1.99% 2.21% 3.73% 3.41%
NPAs $78 $176 $309 $547 $702
as % of loans 3.01% 6.14% 11.42% 16.62% 22.89%
Net charge-offs $4 $8 $43 $34 $163
as % of loans 0.54% 1.11% 6.14% 4.63% 19.75%
Homebuilders/developers
*Increase in 4Q07 balance due to the R-G Crown acquisition

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1    liens: 100% ; weighted average LTV: 77%
Weighted average origination FICO: 728
Origination FICO distribution:  <659 9%; 660-689 8%; 690-719
12%; 720-749 13%; 750+ 30%; Other ^ 28%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <70 25%; 70.1-80 41%; 80.1-90 12%;
90.1-95 5%; >95% 17%
Vintage distribution: 2008 12%; 2007 19%; 2006 17%; 2005 27%;
2004 and prior 25%
% through broker: 13%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
30% FL concentration driving 75% total loss
FL lots ($415 mm) running at 19% annualized loss rate
(YTD)
Mortgage company originations targeting 95% salability
OH
24%
IN
6%
KY
4%
NC/GA
6%
Other
8%
FL
30%
TN
1%
MI
14%
IL
7%
^ Includes acquired loans where FICO at origination is not available
*Increase in 4Q07 balance due to the R-G Crown acquisition
st
($ in millions)
3Q07 4Q07* 1Q08 2Q08 3Q08
Balance $9,057 $10,540 $9,873 $9,866 $9,351
90+ days delinquent $116 $186 $192 $229 $185
90+ days ratio 1.28% 1.76% 1.95% 2.32% 1.98%
NPAs $150 $216 $333 $448 $593
as % of loans 1.65% 2.04% 3.37% 4.54% 6.34%
Net charge-offs $9 $18 $34 $63 $77
as % of loans 0.41% 0.72% 1.33% 2.57% 3.16%
Residential mortgage

© Fifth Third Bank | All Rights Reserved
Home equity
1 liens: 24%; 2 liens: 76% (25% of 2 liens behind FITB 1 s)
Weighted average origination FICO: 755
Origination FICO distribution: <659 4%; 660-689 8%; 690-719 14%; 720-
749 17%; 750+ 46%; Other ^ 11%
Weighted average CLTV: 75% (1 liens 62%; 2 liens 80%)Origination
CLTV distribution: <70 35%; 70.1-80 20%; 80.1-90 19%; 90.1-95 9%; >95
17%
Vintage distribution: 2008 10%; 2007 13%; 2006 18%; 2005 17%; 2004 and
prior 42%
% through broker channels: 19% WA FICO: 740 brokered, 758 direct; WA
CLTV: 88% brokered; 73% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 19% of portfolio concentration in broker product driving approximately 54% total loss
Portfolio experiencing increased loss severity (losses on 2 liens approximately 100%)
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
MI
22%
OH
32%
IN
10%
IL
11%
KY
9%
Other
1%
FL
9%
NC/GA
5%
TN
1%
MI
20%
OH
23%
IN
10%
IL
11%
KY
8%
Other
21%
FL
3%
NC/GA
1%
TN
3%
($ in millions)
3Q07 4Q07 1Q08 2Q08 3Q08
Balance $2,746 $2,713 $2,651 $2,433 $2,368
90+ days delinquent $30 $34 $33 $34 $31
90+ days ratio 1.08% 1.25% 1.26% 1.40% 1.33%
Net charge-offs $14 $17 $23 $28 $30
as % of loans 1.94% 2.52% 3.29% 4.64% 5.05%
Home equity - brokered
($ in millions) 3Q07 4Q07 1Q08 2Q08* 3Q08
Balance $8,991 $9,161 $9,152 $9,988 $10,232
90+ days delinquent $34 $38 $43 $42 $41
90+ days ratio 0.38% 0.41% 0.47% 0.42% 0.40%
Net charge-offs $14 $15 $18 $27 $26
as % of loans 0.59% 0.66% 0.78% 1.07% 1.00%
Home equity - direct
*Increase in 2Q08 balance due to the First Charter acquisition nd
nd
nd
st st
st
nd

© Fifth Third Bank | All Rights Reserved
Michigan market
Total Loans
Home Equity
17%
Credit Card
2%
Auto
7%
Resi Mortgage
8%
Coml Lease
1%
C&I
32%
Commercial
Mortgage
24%
Coml Const
7%
Other Cons
2%
NPAs
Home Equity
7%
Credit Card
1%
Auto
1%
Resi Mortgage
10%
Coml Lease
1%
C&I
15%
Commercial
Mortgage
35%
Coml Const
30%
Net charge-offs
Auto
2%
Other Cons
1%
Credit Card
4%
Home Equity
11%
Resi Mortgage
6%
C&I
17%
Commercial
Mortgage
20%
Coml Const
39%
Summary:
Deterioration in home price values coupled with weak economy (unemployment rate of 7.4%) impacting credit trends due to frequency of defaults and severity
Issues: homebuilders, developers
tied to weak real estate market
Issues: valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 4.94      17% 113       20% 22           25%
Commercial mortgage 3.81      29% 258       34% 26           28%
Commercial construction 1.11      19% 220       33% 49           56%
Commercial lease 0.21      6% 9          40% -          0%
Commercial 10.07    19% 600       30% 97           36%
Mortgage 1.29      14% 75         13% 7            10%
Home equity 2.71      21% 53         27% 14           24%
Auto 1.12      13% 6          19% 3            10%
Credit card 0.31      18% 4          21% 5            20%
Other consumer 0.11      10% -        0% 1            12%
Consumer 5.54      17% 138       16% 30           15%
Total 15.61    18% 738       26% 127         27%

© Fifth Third Bank | All Rights Reserved
Florida market
NPAs
Home Equity
2%
Resi Mortgage
35%
C&I
9%
Commercial
Mortgage
31%
Coml Const
23%
Net charge-offs
Auto
2%
Other Cons
1%
Credit Card
1%
Home Equity
5%
Resi Mortgage
33%
C&I
11%
Commercial
Mortgage
32%
Coml Const
15%
Summary:
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Issues: homebuilders, developers tied
to weakening real estate market
Issues: increasing severity of loss due
to significant declines in valuations
Issues: valuations; relatively small
home equity portfolio
Total Loans
Other Cons
1%
Coml Const
13%
Commercial
Mortgage
20%
C&I
22%
Resi Mortgage
28%
Auto
5%
Credit Card
1%
Home Equity
10%
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 2.08      7% 82         15% 19           22%
Commercial mortgage 1.94      15% 272       36% 56           59%
Commercial construction 1.21      20% 205       31% 27           30%
Commercial lease 0.00      0% -        0% -          0%
Commercial 5.23      10% 559       28% 102         38%
Mortgage 2.83      30% 307       52% 57           75%
Home equity 0.95      8% 18         10% 9            16%
Auto 0.44      5% 5          14% 4            12%
Credit card 0.09      5% 1          4% 2            8%
Other consumer 0.12      11% -        0% 1            12%
Consumer 4.43      13% 331       39% 73           37%
Total 9.66      11% 890       31% 175         38%

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, does business, are less favorable than expected;
(2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments; (10) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth
Third, or the businesses in which Fifth Third, one is engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of
Fifth Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities; (18) difficulties in combining the operations of acquired entities; (19) inability to generate the gains on sale and related increase in shareholders’ equity that it anticipates from the sale of certain non-core businesses, (20) loss of income from the sale of certain non-core businesses could have an adverse effect on Fifth Third’s earnings and future growth  (21) ability to secure confidential information through the use of computer systems and telecommunications networks; and (22) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at
www.sec.gov
or on the Fifth Third’s Web site at
www.53.com.
Fifth Third undertakes no obligation to release
revisions to these forward-looking statements or reflect events or circumstances after the date of this report.